UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2024
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MATTERPORT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39790	85-1695048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
352 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (650) 641-2241
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	MTTR	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On May 28, 2024, the Court of Chancery of the State of Delaware (the “Court of Chancery”) issued a decision in the matter of Brown v. Matterport, Inc. and Matterport Operating, LLC (C.A. No. 2021-0595-LWW) (Del Ch.). In a January 10, 2022 post-trial opinion, the Court of Chancery held that plaintiff William Brown never held shares of Matterport, Inc. (the “Company”) that were subject to a lockup after the Company’s July 2021 de-SPAC transaction, and that, therefore, the Company had incorrectly restricted him from trading his shares. On May 28, 2024, the Court of Chancery issued a ruling awarding William Brown $79,092,133.12 plus pre- and post-judgment interest in damages as a result of his inability to trade his shares before the January 2022 post-trial opinion. The Company respectfully disagrees with the Court of Chancery’s ruling and anticipates appealing the ruling. The judgment does not impact the consideration expected to be paid to Matterport stockholders pursuant to the Company’s definitive agreement to be acquired by CoStar Group, Inc. dated April 21, 2024. The Company does not expect any insurance coverage to be available to it with respect to this matter.
SEC Disclosures
Important Additional Information Regarding the Proposed Transaction Will Be Filed with the SEC and Where to Find It
In connection with the proposed transaction among Matterport, CoStar and certain subsidiaries of CoStar (the “proposed transaction”), CoStar has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) to register the shares of CoStar’s common stock to be issued in connection with the proposed transaction, which included a document that serves as a preliminary prospectus of CoStar and a preliminary proxy statement of Matterport, and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY MATTERPORT AND COSTAR WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MATTERPORT AND COSTAR, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.
After the Registration Statement has been declared effective, a definitive proxy statement/prospectus will be mailed to stockholders of Matterport as of the record date. Investors will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed or that will be filed by Matterport and CoStar with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed or that will be filed with the SEC by Matterport, including the proxy statement/prospectus (when available), will be available free of charge from Matterport’s website at http://investors matterport.com. Copies of documents filed or that will be filed with the SEC by CoStar, including the proxy statement/prospectus (when available), will be available free of charge from CoStar’s website at http://investors.costargroup.com/.
Participants in the Solicitation
Matterport and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Matterport’s stockholders with respect to the proposed transaction. Information about Matterport’s directors and executive officers is available in Matterport’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 27, 2024 and its definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on April 27, 2023, and in the proxy statement/prospectus (when available). Other information regarding the participants in the solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement, the proxy statement/prospectus and other relevant materials filed or to be filed with the SEC regarding the proposed transaction when they become available. Stockholders of Matterport, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the proposed transaction with CoStar Group, Inc. (“CoStar”), the Company’s plans regarding the litigation, and the impact of the litigation on the Company’s future results and / or the proposed transaction with CoStar. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including the outcome of any possible appeal of the litigation; the inability to consummate the proposed transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or satisfy the other conditions to the consummation of the proposed transaction or any impact of litigation; the risk that the proposed transaction disrupts Matterport’s current plans and operations or diverts management’s attention from its ongoing business; the effects of the proposed transaction on Matterport’s business, operating results, and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Matterport does business; the risk that Matterport’s stock price may decline significantly if the proposed transaction is not consummated; the nature, cost and outcome of any legal proceedings related to the proposed transaction; Matterport’s ability to grow market share in existing markets or any new markets Matterport may enter; Matterport’s ability to respond to general economic conditions; supply chain disruptions; Matterport’s ability to manage growth effectively; Matterport’s success in retaining or recruiting officers, key employees or directors, or changes required in the retention or recruitment of officers, key employees or directors; the impact of restructuring plans; the impact of the regulatory environment and complexities with compliance related to such environment; factors relating to Matterport’s business, operations and financial performance, including the impact of infectious diseases, health epidemics and pandemics; Matterport’s ability to maintain an effective system of internal controls over financial reporting; Matterport’s ability to achieve and maintain profitability in the future; Matterport’s ability to access sources of capital; Matterport’s ability to maintain and enhance Matterport’s products and brand, and to attract customers; Matterport’s ability to manage, develop and refine Matterport’s technology platform; the success of Matterport’s strategic relationships with third parties; Matterport’s history of losses and whether Matterport will continue to incur continuing losses for the foreseeable future; Matterport’s ability to protect and enforce Matterport’s intellectual property rights; Matterport’s ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities; Matterport’s ability to attract and retain new subscribers; the size of the total addressable market for Matterport’s products and services; the continued adoption of spatial data; any inability to complete acquisitions and integrate acquired businesses; general economic uncertainty and the effect of general economic conditions in Matterport’s industry; environmental uncertainties and risks related to adverse weather conditions and natural disasters; the volatility of the market price and liquidity of Matterport’s Class A common stock and other securities; the increasingly competitive environment in which Matterport operates; and other factors detailed under the section entitled “Risk Factors” in Matterport’s Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Matterport from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Matterport assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Matterport does not give any assurance that it will achieve its expectations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matterport, Inc.

Date: May 29, 2024	By:	/s/ Matthew Zinn
	Name:	Matthew Zinn
	Title:	Chief Legal Officer